Annual Meeting April 28, 2020 F&M Trust Franklin Financial Services Corporation 1

Call to Order G. Warren Elliott F&M Trust Franklin Financial Services Corporation 2

Invocation Linda Minnich F&M Trust Franklin Financial Services Corporation 3

Minutes of Last Meeting G. Warren Elliott F&M Trust Franklin Financial Services Corporation 4

Forward Looking Statements In order to help you to better understand the business of the Company – where we have been and where we want to go – my remarks today (and those of other Company officers who will speak or respond to questions) will include forward looking statements relating to anticipated financial performance, future operating results, business prospects, new products, and similar matters.  These statements represent our best judgment, based upon present circumstances and the information now available to us, of what we think may occur in the future – and, of course, it is possible that actual results may differ materially from those we envision today. For a more complete discussion on the subject of forward looking statements, including a list of some of the risk factors that might adversely affect operating results, I refer you to the section entitled “Forward Looking Statements” which appears in our annual report on Form 10-K as filed with the Securities and Exchange Commission. F&M Trust Franklin Financial Services Corporation 5

Introductions G. Warren Elliott F&M Trust Franklin Financial Services Corporation 6

Board of Directors G. Warren Elliott Chairman of the Board Timothy (Tim) G. Henry President & CEO Martin R. Brown Kevin W. Craig F&M Trust Franklin Financial Services Corporation 7

Board of Directors Gregory A. Duffey Daniel J. Fisher Donald A. Fry Allan E. Jennings, Jr. F&M Trust Franklin Financial Services Corporation 8

Board of Directors  Stanley J. Kerlin Patricia D. Lacy Donald H. Mowery Kimberly M. Rzomp F&M Trust Franklin Financial Services Corporation 9

Nick Bybel Partner, Bybel Rutledge LLP Joyce Riley Assistant Corporate Secretary – Judge of Elections Bill Brewer Crowe LLP F&M Trust Franklin Financial Services Corporation 10

Chairman Comments G. Warren Elliott F&M Trust Franklin Financial Services Corporation 11

G. Warren Elliott Chairman of the Board F&M Trust Franklin Financial Services Corporation 12

13

TEMPORARY CHANGE TO DRIVE-UP HOURS Monday - Tuesday: 8:00 am - 5:00 pm Wednesday: 8:00 am - 3:00 pm Thursday - Friday: 8:00 am - 5:00 pm Saturday: 8:00 am -12:00 pm Lobby access is closed until further notice as a precautionary measure in light of the COVID-19 pandemic. Access to safe deposit boxes and banking services that require an in-person meeting will be available by appointment at 888-264-6116. fmtrust.bank Banking Done Your Way F&M TRUST 14

Timothy (Tim) G. Henry President & CEO F&M Trust Franklin Financial Services Corporation 15

16

17

Thank you

Election of Directors G. Warren Elliott F&M Trust Franklin Financial Services Corporation 19

G. Warren Elliott Timothy G. Henry Stanley J. Kerlin Kimberly M. Rzomp F&M Trust Franklin Financial Services Corporation 20

Say-On-Pay Vote G. Warren Elliott F&M Trust Franklin Financial Services Corporation 21

Articles of Incorporation G. Warren Elliott F&M Trust Franklin Financial Services Corporation 22

Selection of Auditors G. Warren Elliott F&M Trust Franklin Financial Services Corporation 23

Polls Open G. Warren Elliott F&M Trust Franklin Financial Services Corporation 24

President & CEO Comments Timothy (Tim) G. Henry F&M Trust Franklin Financial Services Corporation 25

Timothy (Tim) G. Henry President & CEO F&M Trust Franklin Financial Services Corporation 26

Your company is in a strong financial position, well-capitalized and able to assist our customers and communities in these challenging times. Our asset quality today is good, in part due to a lower dependence on participation loans. We expect that we will experience a deterioration in loan quality over the next nine months but we have added to our loan loss reserve, and will likely continue to add to the provision, in anticipation of the challenges our customers are facing. Your company has a seasoned and experienced management team that have successfully worked through difficult economic conditions before. Collectively they recognize the challenges and are not afraid to make the necessary decisions to move the company forward. While 2019 and first quarter 2020 earnings performance have been good, earnings over the rest of the year and into 2021 will likely not be as strong. Due to the amazing speed in which the pandemic shut down our economy and the uncertainty at this time as to how effectively we will reopen it is very difficult to give guidance on the remainder of the year. Your company’s liquidity position remains strong and will be critical to the success of your company weathering the confluence of issues the pandemic brings to all of us. F&M Trust Franklin Financial Services Corporation 27

28

Questions Timothy (Tim) G. Henry F&M Trust Franklin Financial Services Corporation 29

Polls Closed G. Warren Elliott F&M Trust Franklin Financial Services Corporation 30

Report by Judge of Election G. Warren Elliott F&M Trust Franklin Financial Services Corporation 31

Announcement G. Warren Elliott F&M Trust Franklin Financial Services Corporation 32

Thank You G. Warren Elliott F&M Trust Franklin Financial Services Corporation 33

Meeting Adjourned F&M Trust Franklin Financial Services Corporation 34